UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
370 17th Street
Suite 5300
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Extraction Oil & Gas, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2020, for the following purposes: (1) to elect three Class I directors to serve on the Company’s Board of Directors (the “Board”) with a term of office expiring at the 2023 Annual Meeting of Stockholders; (2) to ratify the appointment of PricewaterhouseCoopers, LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers; (4) to approve an amendment to the Company’s certificate of incorporation to permit the Company to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.01 per share (“Common Stock”), at a ratio that will be determined by the Board and that will be within a range of 1-for-10 and 1-for-200 (the “Reverse Stock Split”), if the Board determines, in its sole discretion, at any time prior to the first anniversary of the Annual Meeting, that the Reverse Stock Split is in the best interests of the Company and its stockholders; and (5) to approve an amendment to the Company’s certificate of incorporation to reduce the number of authorized shares of Common Stock by a ratio equal to 1-for-two-thirds of the denominator of the Reverse Stock Split ratio determined by the Board. Each of these items is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020.
At the close of business on April 13, 2020, the record date for the Annual Meeting, 138,103,951 shares of the Company’s Common Stock were outstanding and entitled to vote at the Annual Meeting.
Proposal 1 — Election of Directors
The nominees for Class I director were duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
John S. Gaensbauer	37,260,402	57,886,505	21,981,256
Wayne W. Murdy	36,828,649	58,318,258	21,981,256
Matthew R. Owens	37,208,810	57,938,097	21,981,256
Proposal 2 — Ratification of Appointment of Independent Auditors
The appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining
116,368,718	382,428	377,017
Proposal 3 —Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers
The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
88,085,115	3,410,094	3,651,698	21,981,256
Proposal 4 —Approval of the Reverse Stock Split
The amendment to the Company’s certificate of incorporation to permit the Company to effect the Reverse Stock Split was approved, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
90,150,866	1,589,238	3,406,803	21,981,256

Proposal 5 —Approval of the Authorized Share Reduction
The amendment to the Company’s certificate of incorporation to reduce the number of authorized shares of Common Stock by a ratio equal to 1-for-two-thirds of the denominator of the Reverse Stock Split ratio determined by the Board was approved, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
90,316,089	1,460,620	3,370,198	21,981,256

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

Dated: June 9, 2020
	By:	/s/ Tom L. Brock
Tom L. Brock
Vice President and Chief Accounting Officer

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